                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                    ---------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)               14-Aug-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
- --------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey
- ----------                                                   22-2293022
Arizona                           33-89200                   86-0255348
- -------                           --------                   ----------

State or other                  (Commission                 (IRS Employer
jurisdiction of                 File Number)                ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
- --------------------------------------------------------------------------------
(Address of principal executive officer)


REGISTRANT'S Telephone Number,                                     908-686-2000
including area code:                                           -----------------



                                      n/a
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

   Item 5                 Other Events
                          ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7...................................................................15-Aug-96



A-8...................................................................14-Aug-96

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        CLASSNOTES TRUST 1996-I


                        THE MONEY STORE INC., Representative
                        TRANS-WORLD INSURANCE COMPANY, Seller




                        By: \S\ Harry Puglisi
                        -------------------------------------
                        Name:  Harry Puglisi
                           Title: Treasurer
                                  of The Money Store Inc. and
                         Trans-World Insurance Company
                                  d/b/a Educaid

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
     Servicing Agreement
     CLASS A-7    Determination Date                              08/09/96
Cusip # 182743ADC Distribution Date                               08/15/96
                  Record Date                                     08/13/96
================================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                    3,500,000.00
                Per $50,000 original principal amount of the Notes 1,151.315789


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                      677,354.84
                Per $50,000 original principal amount of the Notes   222.814093


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)       Pool Balance at end of preceding Collection Period    539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                   CLASS A-7 NOTES                               140,650,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                                  CLASS A-7 NOTES
                                     PERIOD 1                            5.6700%
                                     PERIOD 2                            5.5997%
                                     PERIOD 3                            5.6544%
                                  CURRENT RATE (Based on Auction)        5.6388%

                2.  NET LOAN RATE
                        PERIOD 1                                         6.6200%
                        PERIOD 2                                         6.6600%
                        PERIOD 3                                         6.7500%

           (b)  Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate        921,630.21

(vii)      (a)  Service Fee for related Collection Period  (Pro Rata) 53,491.92
                Per $50,000 original principal amount of the Notes    17.596026

           (b)  Service Fee Carryover for related Collection Period
                1.  Distributed                                            0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000

                2.  Remaining Balance                                      0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000


(viii)     Amount of Fees for related Collection Period:

                1.  Administration Fee  (Pro Rata)                     1,859.38
                        Per $50,000 original principal amount of
                        the Notes                                      0.611638

                2.  Auction Agent Fee  (Pro Rata)                          0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000

                3.  Indenture Trustee Fee  (Pro Rata)                      0.00
                        Per $50,000 original principal amount of
                        the Notes                                      0.000000

                4.  Eligible Lender Trustee Fee  (Pro Rata)            1,089.94
                        Per $50,000 original principal amount of
                        the Notes                                      0.358532

                5.  Surety Provider Fee  (Pro Rata)                   10,887.67
                        Per $50,000 original principal amount of
                        the Notes                                      3.581472


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                       0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                            0.00

(xii)      (a)  Amount of the distribution attributable to
                amounts in the Reserve Account                             0.00

           (b)  Amount of any other withdrawals from the
                Reserve Account for such Distribution Date                 0.00

           (c)  Amount in the Reserve Account                      2,090,332.15


(xiii)     Amount of any draw required to be made under a Note
           Surety bond (together with any other information
           required to make such draw)                                     0.00

(xiv)      (a)  Portion (if any) of the distribution attributable
                to amounts on deposit in the Pre-Funding Account           0.00

           (b)  Amount in the Pre-Funding Account                    158,685.81

(xv)       Aggregate amount if any paid by the Eligible Lender
           Trustee for Additional Financed Student Loans during
           the preceding collection period                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                        0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                0.00

(xvii)     Aggregate amount (if any) paid for Financed Student
           Loans during the preceding collection period.                   0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are
                30 to 60 days Delinquent                           3,606,206.18

           (b)  Number of Financed Student Loans that are
                61 to 90 days Delinquent                           2,880,558.85

           (c)  Number of Financed Student Loans that are
                91 to 180 days Delinquent                          2,799,650.84

           (d)  Number of Financed Student Loans that are
                more than 181 days Delinquent                      1,469,209.03

           (e)  Number of Financed Student Loans for which
                claims have been filed with the appropriate
                Guarantor and which are awaiting payment               1,055.36

(xix)      Parity Percentage      Numerator      574,267,575.13
           as of     06/30/96                    --------------
                                Denominator      569,764,414.78          100.79%

(xx)       Excess of amounts deposited into the Collection
           Account with respect to the sale by the Trust of
           Serial Loans over the aggregate Purchase amount
           of such loans (such excess to be distributed to
           Student Holdings)                                          15,899.22

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                          0.00



The Money Store, Inc.



By:   /s/ Harry Puglisi
- -----------------------------------
           Harry Puglisi
             Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

================================================================================
                          CLASSNOTES TRUST  1995 - I
    Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
    CLASS A-8       Determination Date                      08/08/96
Cusip #  182743AE4  Distribution Date                       08/14/96
                    Record Date                             08/12/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                      218,166.67
                Per $50,000 original principal amount of the Notes   213.888889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                            0.00
                Per $50,000 original principal amount of the Notes     0.000000


(iv)       Pool Balance at end of preceding Collection Period    539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                   CLASS A-8 NOTES                                51,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                      1.  Auction Rate for the prior Interest Period:

                              CLASS A-8 NOTES
                                   PERIOD 1                              5.4000%
                                   PERIOD 2                              5.4300%
                                   PERIOD 3                              5.5100%
                                 CURRENT RATE (Based on Auction)         5.5000%

                2.  NET LOAN RATE
                        PERIOD 1                                         6.6200%
                        PERIOD 2                                         6.6600%
                        PERIOD 3                                         6.7500%

           (b)  Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate        270,209.33

(vii)      (a)  Service Fee for related Collection Period (Pro Rata)  18,340.09
                Per $50,000 original principal amount of the Notes    17.980480

           (b)  Service Fee Carryover for related Collection Period
                1.  Distributed                                            0.00
                         Per $50,000 original principal amount of
                         the Notes                                     0.000000

                2.  Remaining Balance                                      0.00
                         Per $50,000 original principal amount of
                         the Notes                                     0.000000


(viii)     Amount of Fees for related Collection Period:

                1.  Administration Fee  (Pro Rata)                       637.50
                         Per $50,000 original principal amount of
                         the Notes                                     0.625000

                2.  Auction Agent Fee  (Pro Rata)                     11,747.71
                         Per $50,000 original principal amount of
                         the Notes                                    11.517361

                3.  Indenture Trustee Fee  (Pro Rata)                      0.00
                         Per $50,000 original principal amount of
                         the Notes                                     0.000000

                4.  Eligible Lender Trustee Fee  (Pro Rata)              373.69
                         Per $50,000 original principal amount of
                         the Notes                                     0.366365

                5.  Surety Provider Fee  (Pro Rata)                    3,732.92
                    Per $50,000 original principal amount of the Notes 3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                       0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                            0.00

(xii)      (a)  Amount of the distribution attributable to amounts
                in the Reserve Account                                     0.00

           (b)  Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                         0.00

           (c)  Amount in the Reserve Account                      2,090,332.15


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                      0.00

(xiv)      (a)  Portion (if any) of the distribution attributable
                to amounts on deposit in the Pre-Funding Account           0.00

           (b)  Amount in the Pre-Funding Account                    158,685.81

(xv)       Aggregate amount if any paid by the Eligible Lender
           Trustee for Additional Financed Student Loans during
           the preceding collection period                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

           (a) CLASS A-1 NOTES                                             0.00
           (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                     0.00

(xvii)     Aggregate amount (if any) paid for Financed Student
           Loans during the preceding collection period.                   0.00

(xviii)    As of the end of the preceding Collection Period:

           (a) Number of Financed Student Loans that are
               30 to 60 days Delinquent                            3,606,206.18

           (b) Number of Financed Student Loans that are
               61 to 90 days Delinquent                            2,880,558.85

           (c) Number of Financed Student Loans that are
               91 to 180 days Delinquent                           2,799,650.84

           (d) Number of Financed Student Loans that are more
               than 181 days Delinquent                            1,469,209.03

           (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                        1,055.36

(xix)      Parity Percentage        Numerator    574,267,575.13
           as of      06/30/96                   --------------
                                  Denominator    569,764,414.78          100.79%

(xx)       Excess of amounts deposited into the Collection
           Account with respect to the sale by the Trust of
           Serial Loans over the aggregate Purchase amount
           of such loans (such excess to be distributed to
           Student Holdings)                                          15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                           0.00



The Money Store, Inc.



By:    /s/ Harry Puglisi
- -----------------------------------
           Harry Puglisi
             Treasurer